Note 7 - Property and Equipment, Net - Financing Leases Right-of-use Assets (Details) - EUR (€) € in Thousands	Dec. 31, 2019	Dec. 31, 2018
Finance Lease, Right-of-Use Asset, before Accumulated Amortization	€ 2,295	€ 2,247
Less: accumulated depreciation and amortization	1,360	1,030
Total	935	1,217
Equipment [Member]
Finance Lease, Right-of-Use Asset, before Accumulated Amortization	713	824
Furniture and Fixtures [Member]
Finance Lease, Right-of-Use Asset, before Accumulated Amortization	€ 1,582	€ 1,423